UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 15, 2006

SIERRA MONITOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-7441	95-2481914
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1991 Tarob Court

Milpitas, California 95035

(Address of principal executive offices, including zip code)

(408) 262-6611

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant’s Certifying Accountant.

On December 1, 2006, we were informed by Squar, Milner, Miranda & Williamson, LLP ("Squar Milner"), our independent registered public accounting firm, as follows:

Squar Milner has consummated a merger with Peterson & Co., LLP ("Peterson"), effective as of November 15, 2006. Peterson, which is located in San Diego, California, is also registered with the Public Company Accounting Oversight Board (United States). The name of the post-merger firm is Squar, Milner, Peterson, Miranda & Williamson, LLP ("Squar Milner Peterson").

We are required to file this Form 8-K as notification that Squar Milner Peterson succeeds Squar Milner as our independent registered auditor.

Squar Milner's reports on our consolidated financial statements as of and for the years ended December 31, 2005, 2004 and 2003 did not contain an adverse opinion or a disclaimer of opinion. During the two years ended December 31, 2005, and the subsequent interim period preceding the change from Squar Milner to Squar Milner Peterson, there were no disagreements with Squar Milner on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Squar Milner, would have caused them to make reference thereto in their reports on our financial statements.

We have notified the members of our Audit Committee of the facts set forth in this Form 8-K, including the appointment of Squar Milner Peterson as our independent registered auditor, and no member has disapproved of this appointment.

We have provided Squar Milner with a copy of the foregoing disclosures. A copy of Squar Milner’s letter required by Item 304(a)(3) of Regulation S-B is attached hereto as Exhibit 16.

Item 9.01

(d)  Exhibits.

Exhibit No.	Description

16	Letter from Squar, Milner, Miranda & Williamson, LLP addressed to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIERRA MONITOR CORPORATION

By:	/s/ Gordon R. Arnold
Gordon R. Arnold President

Date:  December 7, 2006

EXHIBIT INDEX

Exhibit No.	Description

16	Letter from Squar, Milner, Miranda & Williamson, LLP addressed to the Securities and Exchange Commission.

Exhibit 16

December 7, 2006

Securities and Exchange Commission

100 F Street, NE

Washington, D.C.  20549

Re:

Sierra Monitor Corporation

Commission File No. 000-7441

We have read the statements that Sierra Monitor Corporation has included in Item 4.01 of the Form 8-K filed on December 7, 2006.  We agree with such statements made insofar as they relate to our Firm.

Sincerely,

/s/ Squar, Milner, Miranda & Williamson, LLP

Newport Beach, California

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